Exhibit 10.5

CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 21, 2005 by and among COMSYS SERVICES LLC, a Delaware limited liability company and successor by merger to Venturi Technology Partners, LLC (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation and successor by merger to COMSYS Holding, Inc. (“COMSYS IT”; COMSYS Services and COMSYS IT are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI CORP., a Delaware corporation (“PFI Holdings”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for and on behalf of the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions parties hereto as lenders under the Credit Agreement described below (each individually a “Lender” and collectively the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (in such capacity, the “Agent”), Sole Bookrunner and Sole Lead Arranger and as a Lender, ING CAPITAL LLC, as documentation agent (in such capacity, the “Documentation Agent”) and as a Lender, and GMAC COMMERCIAL FINANCE LLC, as syndication agent (in such capacity, the “Syndication Agent”) and as a Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, PFI Holdings, the Agent, the Documentation Agent, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of September 30, 2004 (as the same has been, here is and hereafter may be further amended, modified, restated or otherwise supplemented and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested, among other things, that the Agent and the Lenders amend the Credit Agreement in certain respects;

WHEREAS, the Agent and the Lenders agree to accommodate such request of the Credit Parties, on the terms and subject to the conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended as set forth in this Section 2:

(a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:

“Fourth Amendment” means that certain Consent and Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date by and among the Borrowers and certain other Credit Parties, the Agent, the Documentation Agent, the Syndication Agent and the Lenders.

“Fourth Amendment Effective Date” means July 21, 2005.

(b) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by substituting the following definitions of the terms set forth below in lieu of the current versions of such definitions contained in Section 1.1 of the Credit Agreement:

“Financing Documents” means this Agreement, the Notes, the Security Documents, the Information Certificate, the Fee Letter, the Second Lien Intercreditor Agreement, any subordination agreement to be entered into among the Agent, the Borrowers and Holdings in connection with the Holdings Intercompany Loan, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, any fee letter between Merrill Lynch and any Borrower relating to the transactions contemplated hereby, any Swap Contract entered into between any Credit Party and any Eligible Swap Counterparty, and all other documents, instruments and agreements contemplated herein or thereby and executed concurrently by a Credit Party with or in favor of the Agent or the Lenders in connection herewith or at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

(c) Compliance Certificate. Notwithstanding anything to the contrary contained in Exhibit B (Section 7.1) of the Compliance Certificate, for purposes of calculating EBITDA for any Defined Period, the following items shall be added back to net income (loss) in the computation of EBITDA, in each case, to the extent deducted in the determination of net income for the Defined Period: (i) costs incurred during the period commencing on January 3, 2005 through and including July 3, 2005 by Holdings and its Subsidiaries in connection with the proposed 2005 Equity Issuance in an aggregate amount not to exceed $1,250,000; (ii) costs incurred during the Fiscal Year ending closest to December 31, 2005 by Holdings and its Subsidiaries in connection with required Sarbanes-Oxley compliance, to the extent such costs are in excess of $650,000, provided, that such costs added back shall not exceed $1,350,000 in the aggregate, and (iii) severance costs accrued during the period commencing on July 1, 2005 through and including September 30, 2005, in an aggregate amount not to exceed $1,500,000.

3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)	the execution and delivery of this Amendment by each Credit Party that is a party hereto, the Agent and the Lenders;

(b)	the delivery to Agent of a copy of the fully executed consent and amendment to the Second Lien Debt Documents regarding the substance of this Amendment, in form and substance reasonably acceptable to the Agent, and evidence that all conditions contained in such amendment (other than the effectiveness of this Amendment) have been satisfied;

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(c)	the truth and accuracy of the representations and warranties contained in Section 4 hereof;

(d)	the Borrowers shall have delivered (and Borrower hereby covenants and agrees to pay) to the Agent for the ratable benefit of the Lenders and the Second Lien Lenders, based on their respective commitments on the date hereof, a non-refundable amendment fee in the aggregate amount of $100,000, which fee shall be fully earned and payable as of the date hereof; and

(e)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

4. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:

(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto and thereto, as applicable, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	no Default or Event of Default exists.

5. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

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6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

9. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

10. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

11. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or

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guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:
COMSYS SERVICES LLC, a Delaware limited liability company, and as successor by merger to Venturi Technology Partners, LLC, as the Funds Administrator and as a Borrower

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President –Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, and as successor by merger to COMSYS Holding, Inc., as a Borrower

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President –Corporate Development

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President –Corporate Development

PFI CORP., a Delaware corporation

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President –Corporate Development

AGENT AND LENDER:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender

By:	/s/ Scott E. Gast
Name:	Scott E. Gast
Title:	Vice President

LENDERS:

GMAC COMMERCIAL FINANCE LLC, as Syndication Agent and as a Lender

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Director

ING CAPITAL LLC, as Documentation Agent and as a Lender

By:	/s/ Daryn K. Venéy
Name:	Daryn K. Venéy
Title:	Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Ari Kaplan
Name:	Ari Kaplan
Title:	Vice President

LOAN FUNDING VII LLC, as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	/s/ David Lancelot
	Name:	David Lancelot
	Title:	Treasurer, Highland Capital Management, L.P.

FRIEDBERGMILSTEIN PRIVATE
CAPITAL FUND I, as a Lender

By:	/s/ Eric Green
Name:	Eric Green
Title:	Senior Partner

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	Senior Vice President

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Vice President

AIB DEBT MANAGEMENT, LIMITED, as a Lender

By:	/s/ John Farrace
Name:	John Farrace
Title:	Senior Vice President, Investment Advisor to AIB Debt Management, Limited

By:	/s/ Martin S. Chin
Name:	Martin S. Chin
Title:	Vice President, Investment Advisor to AIB Debt Management, Limited